STATEMENT OF OPERATIONS - (Unaudited) (USD $)	3 Months Ended	9 Months Ended	10 Months Ended
	Nov. 30, 2011	Nov. 30, 2011	Nov. 30, 2011
Organization Expense			$ 139
General and administrative expenses	500	2,132	2,132
Net operating loss	(500)	(2,132)	(2,271)
Net Loss	$ (500)	$ (2,132)	$ (2,271)
Weighted average number of shares outstanding	10,000	10,000	10,000